Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

I, Nicole Rusaw, Chief Financial Officer of Transition Therapeutics Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Annual Report as filed on Form 20-F for the fiscal year ending June 30, 2013 with the Securities and Exchange Commission (the “Report”), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2013

/S/NICOLE RUSAW
Nicole Rusaw
Chief Financial Officer